SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment"),
                                                          ----------------
dated as of December 11, 1997, among OREGON STEEL MILLS, INC., a Delaware corporation (the "Borrower"), the various financial institutions as are or may
                  --------
become parties hereto (collectively, the "Lenders"), WELLS FARGO BANK NATIONAL
                                          -------
ASSOCIATION, formerly known as FIRST INTERSTATE BANK OF OREGON, N.A. ("Wells
                                                                       -----
Fargo"), as administrative agent (the "Administrative Agent"), for the Lenders,
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THE BANK OF NOVA SCOTIA ("Scotiabank"), as syndication agent for the Lenders
                          ----------
(the "Syndication Agent") and Wells Fargo and Scotiabank as managing agents (the
      -----------------
"Managing Agents"; the Managing Agents, the Administrative Agent and the
 ---------------
Syndication Agent are collectively referred to as the "Agents") for the Lenders.
                                                       ------


                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Borrower, the Lenders and the Agents are parties to the Amended and Restated Credit Agreement, dated as of June 12, 1996, as the same has been amended by that certain First Amendment to Credit Agreement dated as of May 30, 1997 (as so amended, hereinafter referred to as the "Existing Credit
                                                             ---------------
Agreement"); and
---------

         WHEREAS, the Borrower has requested that certain amendments be made to the Existing Credit Agreement; and

         WHEREAS, the Lenders and Agents are willing to make certain amendments to the Existing Credit Agreement on the terms and conditions hereinafter provided;

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS
                                   -----------

         SECTION 1.1.  Certain Definitions.  The following terms (whether or not
                       -------------------
underscored) when used in this Second Amendment shall have the following meanings:


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

         "Amended Credit Agreement" shall mean the Existing Credit Agreement as
          ------------------------
amended by this Second Amendment.

         "Second Amendment Effective Date" shall have the meaning provided in
          -------------------------------
Section 4.1.
-----------

         SECTION 1.2.  Other Definitions.  Unless otherwise defined or the
                       -----------------
context otherwise requires, terms used herein have the meanings provided for in the Existing Credit Agreement.


                                   ARTICLE II.

                                  AMENDMENTS TO
                                  -------------
                            EXISTING CREDIT AGREEMENT
                            -------------------------

         Effective on the Second Amendment Effective Date, the Existing Credit Agreement is amended in accordance with the terms of this Article II; except as
                                                          ----------
so amended, the Existing Credit Agreement shall continue to remain in all respects in full force and effect.

         SECTION 2.1.  Amendments to Section 1.1
                       -------------------------

         Section 2.1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by adding thereto the following definitions in appropriate alphabetical sequence:

                  "Adjusted Borrowing Base" means, as of any date of
                   -----------------------
         determination thereof, an amount equal to the lesser of (i) the sum of
         (x) 80% of the value of all Eligible Accounts outstanding at such date, plus (y) 65% of the value of all Eligible Inventory at such date and
         ----
         (ii) the amount of the Standard Borrowing Base plus $15,000,000.
                                                        ----

                  "Standard Borrowing Base" means, as of any date of
                   -----------------------
         determination thereof, an amount equal to the sum of (x) 80% of the value of all Eligible Accounts outstanding at such date, plus (y) 50%
                                                                  ----
         of the value of all Eligible Inventory at such date.

         Section 2.1.2. The definition of the term "Borrowing Base" in Section
1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Borrowing Base" means during the period from December 1, 1997
                   --------------
         through January 30, 1998, the Adjusted Borrowing Base, and at all other times, the Standard Borrowing Base.

         Section 2.1.3. The definition of the term "Eligible Inventory" appearing in Section 1.1 of the Existing Credit


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


Agreement is hereby amended by deleting the period at the end thereof and substituting therefor the following: "provided, however, in no event shall the
                                      --------  -------
value of all Eligible Inventory as of December 31, 1997 exceed $75,000,000."

         Section 2.1.4. The definition of the term "Applicable Margin" in
Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following sentence immediately prior to the end thereof: "Notwithstanding the foregoing, if at any time the aggregate principal amount of Obligations outstanding hereunder shall exceed the Standard Borrowing Base, the Borrower's Reserve Adjusted LIBO Margin and Base Rate Margin will be 2.25% and 1.25%, respectively, on the amount of such excess.

         SECTION 2.2.  Amendment to Section 7.1.1.
                       --------------------------

         Section 7.1.1 of the Existing Credit Agreement is hereby amended by deleting the period at the end of clause (k) thereof, replacing such period with a semicolon and adding the following clause immediately thereafter:

                  "(l) as soon as possible and in any event within 20 days after December 31, 1997, a consolidated financial forecast for the Fiscal Year ending December 31, 1998, and as soon as possible and in any event within 15 days after December 31, 1997, (i) preliminary, unaudited consolidated and consolidating balance sheets, income statements and statements of cash flow for the Fiscal Year ending December 31, 1997 and (ii) a preliminary Compliance Certificate, based on the unaudited consolidated financial statements prepared for the Fiscal Year ending December 31, 1997 described in clause (i) above."

         SECTION 2.3.  Amendment to Section 2.1.3.
                       --------------------------

         Clause (ii) of the second sentence of Section 2.1.3 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "(ii) The sum of (x) the aggregate outstanding principal amount of all Revolving Loans of all Lenders plus (y) the aggregate
                                                      ----
         outstanding Swingline Loans would exceed the Standard Borrowing Base, or"

         SECTION 2.4.  Amendment to Section 7.2.4(b).
                       -----------------------------

         Section 7.2.4(b) of the Existing Credit Agreement is hereby amended by deleting the ratio of "2.00 to 1.00" opposite the date December 31, 1997 and replacing it with the ratio of "1.50 to 1.0".

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


                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         In order to induce the Lenders to make the amendments provided for in
Article II, the Borrower hereby (a) represents and warrants, that, immediately after giving effect to the provisions of this Second Amendment, each of the representations and warranties contained in the Existing Credit Agreement and in the other Loan Documents is true and correct as of the date hereof as if made on the date hereof (except, if any such representation and warranty relates to an earlier date, such representation and warranty shall be true and correct in all material respects as of such earlier date) and no Default has occurred and is continuing and (b) agrees that the incorrectness in any material respect of any representation and warranty contained in the preceding clause (a) shall
                                                       ----------
constitute an immediate Event of Default.


                                   ARTICLE IV.

                           CONDITIONS TO EFFECTIVENESS
                           ---------------------------

         SECTION 4.1. Effective Date. This Second Amendment shall become
                      --------------
effective on the date (herein called the "Second Amendment Effective Date") when
                                          -------------------------------
the conditions set forth in this Section 4.1 have been satisfied.
                                 -----------

         Section 4.1.1. Execution of Counterparts. The Administrative Agent
                        -------------------------
shall have received counterparts of this Second Amendment duly executed and delivered on behalf of the Borrower, the Required Lenders and the Agents.

         Section 4.1.2. Resolutions and Legal Opinion. The Administrative Agent
                        -----------------------------
shall have received (a) resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of Second Amendment and (b) a satisfactory legal opinion from Schwabe Williamson & Wyatt (or other counsel satisfactory to the Agents) as to (i) the due authorization, execution, and delivery of this Second Amendment by, and good standing of, the Borrower and the Guarantors, (ii) the enforceability of this Second Amendment against the Borrower and the Guarantors and (iii) the absence of any conflict between the terms of the Second Amendment and the Existing Credit Agreement as amended hereby, on the one hand, and any material agreements of the Borrower and the Guarantors, on the other hand.

         Section 4.1.3.  Amendment Fee.  The Borrower shall have made payment to
                         -------------
each Lender of an amendment fee in an amount equal to .16% of such Lender's Revolving Loan Commitment.

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


         Section 4.1.4. Legal Details, etc. All documents executed or submitted
                        -------------
pursuant hereto, and all legal matters incident thereto, shall be satisfactory in form and substance to the Managing Agents and their counsel.

         SECTION 4.2. Expiration. If all of the conditions set forth in Section
                      ----------                                        -------
4.1 hereof shall not have been satisfied on or prior to December 31, 1997, the
---
agreements of the parties contained in this Second Amendment shall, unless otherwise agreed by the Lenders, terminate effective immediately on such date and without further action.


                                   ARTICLE V.

                                  MISCELLANEOUS
                                  -------------

         SECTION 5.1. Loan Document Pursuant to Existing Credit Agreement. This
                      ---------------------------------------------------
Second Amendment is a Loan Document executed pursuant to the Existing Credit Agreement. Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants and conditions contained in the Existing Credit Agreement and each other Loan Document shall remain unamended and in full force and effect. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Existing Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of the Borrower or any of its Subsidiaries or which would require the consent of any of the Lenders under the Existing Credit Agreement or any other Loan Document.

         SECTION 5.2. Counterparts, etc. This Second Amendment may be executed
                      -----------------
by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 5.3. GOVERNING LAW; ENTIRE AGREEMENT.  THIS SECOND AMENDMENT
                      -------------------------------
SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.


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


         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                             OREGON STEEL MILLS, INC.


                                             By:  /s/  L. Ray Adams
                                                -------------------------------
                                                Title:  Chief Financial Officer
                                                       ------------------------



                                             WELLS FARGO BANK NATIONAL
                                             ASSOCIATION, as Administrative
                                             Agent and Managing Agent


                                             By:  /s/  Dave Goode
                                                -------------------------------
                                                Title:  Vice President
                                                       ------------------------



                                             THE BANK OF NOVA SCOTIA, as
                                             Syndication Agent and Managing
                                             Agent


                                             By:  /s/  Daryl K. Hogge
                                                 ------------------------------
                                                 Title:  Officer
                                                        -----------------------


                                                            LENDERS
                                                            -------

                                             WELLS FARGO BANK NATIONAL
                                             ASSOCIATION


                                             By:  /s/ Dave Goode
                                                 ------------------------------
                                                 Title:  Vice President
                                                        -----------------------

                                            THE BANK OF NOVA SCOTIA


                                            By:  /s/ Daryl K. Hogge
                                                -------------------------------
                                                Title:  Officer
                                                        -----------------------

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


                                            UNITED STATES NATIONAL BANK OF
                                            OREGON


                                            By:  /s/ Dale Parshall
                                                -------------------------------
                                                Title: Vice President
                                                       ------------------------


                                            KEYBANK, NATIONAL ASSOCIATION


                                            By:  /s/  J. T. Taylor
                                                -------------------------------
                                                Title: Assistant Vice President
                                                       ------------------------


                                            THE FIRST NATIONAL BANK OF CHICAGO


                                            By:  /s/  Mark A. Isley
                                                -------------------------------
                                                Title: First Vice President
                                                       ------------------------

                                            THE BANK OF TOKYO-MITSUBISHI,
                                            LTD., PORTLAND BRANCH


                                            By:  /s/ Hiroki Nakazawa
                                                -------------------------------
                                                Title: Vice President
                                                       ------------------------

                                            PNC BANK, NATIONAL ASSOCIATION


                                            By:  /s/ Lynn Koncz
                                                -------------------------------
                                                Title: Vice President
                                                       ------------------------

                                            NATIONSBANK OF TEXAS, N.A.


                                            By:  /s/  Charles F. Lilygren
                                                -------------------------------
                                                Title: Vice President
                                                       ------------------------

                                            UNION BANK OF CALIFORNIA, N.A.


                                            By:  /s/  David L. Chicca
                                                -------------------------------
                                                Title: Vice President
                                                       ------------------------


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